Filed pursuant to 497(c)

under the Securities Act of 1933, as amended

Registration File No.: 811-08716

(Scandia National)

Prospectus, May 1, 2007

Evergreen
Variable Annuity Funds

Evergreen VA Growth Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Class 1
The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES: Overview of Fund Risks
Evergreen VA Growth Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
GENERAL INFORMATION: The Funds' Investment Advisor
The Funds' Portfolio Managers
Pricing
How to Choose the Share Class that Best Suits You
Participating Insurance Companies
How to Buy and Redeem Shares
Dividends and Distributions
Taxes
More Information about the Funds' Fees and Expenses
Financial Highlights
Other Fund Practices
Index Descriptions

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's investment goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Variable Annuity Funds

Shares of the Funds are currently sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. Shares of the Funds may be purchased through a variable annuity contract or variable life insurance policy by placing an order with your participating life insurance company. For more information about the Funds and the other funds offered in the Evergreen funds family, please call 1.800.847.5397. The Funds offered in this prospectus follow various investment strategies and focus their investments on a variety of securities as described in this prospectus. The Funds' portfolio manager(s) may consider selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds the portfolio manager's targeted value; iii) to take advantage of investment opportunities a portfolio manager believes are more attractive; iv) when the investment no longer appears to meet the Fund's investment goal; v) when the Fund must meet redemptions; or vi) for other investment reasons which a portfolio manager deems appropriate. Following this overview, you will find information on each Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:
  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.
Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money. The following are some of the most important risks affecting your investment in a Fund. Other risks may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market prices.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Foreign Investment Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund’s investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

VA Growth Fund

FUND FACTS:

Goal:

  Long-term Capital Growth

Principal Investment:

  Small- and Mid-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

  Class 1

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Managers:

  Linda Z. Freeman, CFA
  Jeffrey S. Drummond, CFA
  Edward Rick, CFA
  Jeffrey Harrison, CFA
  Paul Carder, CFA

Distribution Payment Schedule:

  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2. The Fund seeks to achieve its goal by normally investing at least 75% of its assets in common stocks of small- and medium-sized U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2000® Growth Index, measured at the time of purchase). As of its last reconstitution in June 2006, the Russell 2000® Growth Index had a market capitalization range of approximately $71 million to $3.5 billion. The remaining portion of the Fund's assets may be invested in companies of any size. The Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the companies tracked by the Russell 2000® Growth Index. The Fund's portfolio managers employ a growth-style of equity management and will generally seek to purchase stocks of companies that have demonstrated earnings growth potential which they believe is not yet reflected in the stock's market price. The Fund's portfolio managers consider potential earnings growth above the average earnings growth of companies included in the Russell 2000® Growth Index as a key factor in selecting investments. For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:
  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results. The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/3/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year. Year-by-Year Total Return for Class 1 Shares (%)
1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
		21.21	13.27	- 6.68	- 26.91	38.99	13.86	6.52	11.04
Best Quarter:	4th Quarter 1999	+ 30.97%
Worst Quarter:	3rd Quarter 2001	- 22.04%
Year-to-date total return as of 3/31/2007 is +3.63%.
The next table shows the Fund’s average annual total returns for Class 1 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 2000® Growth Index (Russell 2000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index. Average Annual Total Return
(for the period ended 12/31/2006)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/3/1998
Class 1	3/3/1998	11.04%	6.47%	N/A	5.52%
Russell 2000 Growth		13.35%	6.93%	N/A	3.29%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2006. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies. You pay no shareholder transaction fees to the Fund. Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.69%
12b-1 Fees	0.00%
Other Expenses [1]	0.20%
Total Annual Fund Operating Expenses [1]	0.89%
1.  The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower. Example of Fund Expenses
After:	Class 1
1 year	$ 91
3 years	$ 284
5 years	$ 493
10 years	$ 1,096

VA International Equity Fund

FUND FACTS:

Goals:

  Long-term Capital Growth
  Modest Income

Principal Investment:

  Equity Securities of Non-U.S. Companies in Developed Markets

Class of Shares Offered in this Prospectus:

  Class 1

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Manager:

  Gilman C. Gunn

Distribution Payment Schedule:

  Annually

INVESTMENT GOALS

The Fund seeks long-term capital growth and secondarily, modest income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2. The Fund will normally invest at least 80% of its assets in equity securities issued by, in the portfolio manager's opinion, established and quality non-U.S. companies located in countries with developed markets. The Fund may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three countries (other than the United States). The portfolio manager seeks both growth and value opportunities. For growth investments, the portfolio manager seeks, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio manager seeks, among other things, companies that are undervalued in the marketplace compared to their assets. The Fund normally intends to seek modest income from dividends paid by its equity holdings. Other than cash and cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:
  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Foreign Investment Risk
An investment in a fund that concentrates its investments in a single country or a few countries entails greater risk than an investment in a fund that invests its assets in numerous countries. The Fund may be vulnerable to any financial, economic, political or other development in the country or countries in which it invests. As a result, the Fund’s shares may fluctuate more widely in value than those of a fund investing in a larger number of countries. In addition, the Fund may also invest in securities of companies in "emerging market" countries, which entails special risks. Emerging countries may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments. Such countries may experience high levels of inflation or deflation and currency devaluation. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Investments in emerging markets are considered to be speculative and may be highly volatile. For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results. The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 8/17/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year. Year-by-Year Total Return for Class 1 Shares (%)
1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
		38.22	- 5.06	- 18.18	- 10.47	31.32	19.21	16.00	23.16
Best Quarter:	4th Quarter 1999	+ 26.01%
Worst Quarter:	3rd Quarter 2002	- 15.56%
Year-to-date total return as of 3/31/2007 is +3.17%.
The next table shows the Fund’s average annual total returns for Class 1 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest in an index. Average Annual Total Return
(for the period ended 12/31/2006)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 8/17/1998
Class 1	8/17/1998	23.16%	14.90%	N/A	8.75%
MSCI EAFE Free		26.34%	14.98%	N/A	8.74%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2006. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies. You pay no shareholder transaction fees to the Fund. Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.40%
12b-1 Fees	0.00%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.68%
The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower. Example of Fund Expenses
After:	Class 1
1 year	$ 69
3 years	$ 218
5 years	$ 379
10 years	$ 847

VA Omega Fund

FUND FACTS:

Goal:

  Long-term Capital Growth

Principal Investment:

  U.S. Common Stocks of Any Market Capitalization

Class of Shares Offered in this Prospectus:

  Class 1

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Manager:

  Aziz Hamzaogullari, CFA

Distribution Payment Schedule:

  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2. The Fund invests primarily, and under normal conditions substantially all of its assets, in common stocks of U.S. companies of any market capitalization. The Fund’s portfolio manager employs a growth style of equity management that seeks to emphasize companies with cash flow growth, sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:
  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results. The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/6/1997. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year. Year-by-Year Total Return for Class 1 Shares (%)
1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
	22.25	47.24	- 12.46	- 14.79	- 25.38	40.04	7.21	3.85	6.02
Best Quarter:	4th Quarter 1999	+ 29.99%
Worst Quarter:	4th Quarter 2000	- 25.00%
Year-to-date total return as of 3/31/2007 is -0.41%.
The next table shows the Fund’s average annual total returns for Class 1 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 1000® Growth Index (Russell 1000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index. Average Annual Total Return
(for the period ended 12/31/2006)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/6/1997
Class 1	3/6/1997	6.02%	4.29%	N/A	6.39%
Russell 1000 Growth		9.07%	2.69%	N/A	4.79%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2006. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies. You pay no shareholder transaction fees to the Fund. Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.52%
12b-1 Fees	0.00%
Other Expenses [1]	0.19%
Total Annual Fund Operating Expenses [1]	0.71%
1.  The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower. Example of Fund Expenses
After:	Class 1
1 year	$ 73
3 years	$ 227
5 years	$ 395
10 years	$ 883

THE FUNDS' INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $104.8 billion in assets for the Evergreen funds as of 12/31/2006. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $707 billion in consolidated assets as of 12/31/2006. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For the fiscal year ended 12/31/2006, the aggregate advisory fee paid to EIMC by each Fund was as follows:
Fund	% of the Fund's average daily net assets
VA Growth Fund	0.69%
VA International Equity Fund	0.40%
VA Omega Fund	0.52%
For a discussion regarding the considerations of the Funds' Board of Trustees in approving the applicable Fund's investment advisory agreement(s), please see each Fund's Annual Report for the fiscal year ended December 31, 2006. Legal Proceedings Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate. In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) during the period December 2000, through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001, through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation. Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds. EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD. In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds. Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUNDS' PORTFOLIO MANAGERS

VA Growth Fund

Linda Z. Freeman, CFA, Jeffrey S. Drummond, CFA, Edward Rick, CFA, Jeffrey Harrison, CFA, and Paul Carder, CFA, are the co-managers of the Fund. Ms. Freeman has co-managed the Fund since its inception and has been co-lead portfolio manager of the Fund since December 2006. She is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. She joined EIMC in November 2000. Mr. Drummond has co-managed the Fund since its inception and has been co-lead portfolio manager of the Fund since December 2006. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000. Mr. Rick has co-managed the Fund since its inception. He is a Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC since in November 2000. Mr. Harrison has co-managed the Fund since March 1999. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000. Mr. Carder is a Portfolio Manager and Director with EIMC. He joined EIMC in September 2004 as an Analyst and became a Portfolio Manager in March 2007. From 2000 to 2004, he served as an Associate Equity Research Analyst for Wachovia Securities. Mr. Carder has co-managed the Fund since 2005.

VA International Equity Fund

Gilman C. Gunn has managed the Fund since its inception. Mr. Gunn is a Senior Vice President, Senior Portfolio Manager and Head of the International Equity team at EIMC. He joined EIMC in 1991.

VA Omega Fund

Aziz Hamzaogullari, CFA, is Managing Director, Portfolio Manager and Director of Research with the Fundamental Equity Team at EIMC. He has been with EIMC since 2001. Prior to becoming Director of Research in 2003 he was a Senior Analyst. Mr. Hamzaogullari has managed the Fund since 2006. The Statement of Additional Information (SAI) contains additional information about a Fund’s portfolio manager(s), including other accounts managed, ownership of Fund shares and elements of compensation.

PRICING

CALCULATING A FUND'S SHARE PRICE The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances. The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided. VALUING A FUND'S INVESTMENTS A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value. Valuing securities at a "fair value". If a market price for a security is not readily available or is deemed unreliable, a Fund will use a "fair value" of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund's portfolio could be different from the actual value at which those securities could be sold in the market. The following paragraphs identify particular types of securities that are often fair valued. While the Evergreen funds' fair value policies apply to all of the Evergreen funds, the amount of any particular Fund's portfolio that is fair valued will vary based on, among other factors, the Fund's exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent. Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund's NAV is next calculated. In addition, even on days when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities. Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will affect the Fund's NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund's NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund's NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate. Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

The Funds offer two classes of shares. Only Class 1 shares are offered in this prospectus. The Funds offer Class 1 shares at NAV with no front-end sales charge, deferred sales charge or 12b-1 fee.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.847.5397 for a listing of financial services firms with whom we have such arrangements.

PARTICIPATING INSURANCE COMPANIES

The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Funds do not currently foresee any disadvantages to the holders of the contracts or policies arising from the fact that the interests of holders of those contracts or policies may differ due to their different tax treatments and other considerations. Nevertheless, the Board of Trustees has established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. The Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

HOW TO BUY AND REDEEM SHARES

Investors may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Investors should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of a Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to the variable annuity contracts or variable life insurance policies. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the time that the Fund calculates its NAV. These financial service firms may charge transaction fees. Timing of Proceeds Normally, we will send your redemption proceeds on the next business day after we receive a request; however, we reserve the right to wait up to seven business days to redeem any investments.

DIVIDENDS AND DISTRIBUTIONS

A Fund passes along to the separate accounts of participating insurance companies the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain. Distribution Payment Schedule. The frequency of dividend distributions for a Fund is listed under its Fund Facts section in the Fund Risk/Return Summary. A Fund usually distributes capital gains, if any, at least once a year, near the end of the calendar year. Automatic Reinvestment of Distributions. All dividends and capital gains that are distributed to the separate accounts of participating insurance companies are automatically reinvested, unless requested otherwise by the separate account.

TAXES

For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts should provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the contract or policy owner. The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Evergreen believes that tax-deferred treatment for a Fund will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control,” and such guidance could affect the treatment of a Fund, including retroactively. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59½. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee is paid by each Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratios of the Funds are shown in the section entitled "Fees and Expenses." The expense ratios are made up of a management fee, 12b-1 fee (if any) and the various other fund expenses referred to above (i.e., administrative fees, custody fees, transfer agency fees, etc.). The separate accounts are not charged these fees directly; instead they are taken out before each Fund's NAV is calculated, and are expressed as a percentage of each Fund’s average daily net assets. The effect of these fees is reflected in the performance results for the share class to which they apply. Because these fees are not charged directly to an insurance separate account or to the accounts of policy owners or contract holders, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) total return in a Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) a Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio. The Fund's Total Annual Fund Operating Expenses do not include expenses charged by participating insurance companies and their separate accounts.

PORTFOLIO TRADING COSTS

When mutual funds buy or sell equity securities, brokerage commissions are generally paid to the broker-dealers that execute the transactions. Rather than being reflected as an ongoing expense of a fund, commissions are added to the cost of purchasing, or subtracted from the proceeds of selling, a security, when determining a fund's gain or loss. Although from time to time a fund might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of “mark-up” is included in the price paid for the security. As a result, funds that invest mainly in debt securities will typically have lower brokerage commissions, although not necessarily lower brokerage costs, than funds that invest mainly in equity securities. A Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Fund's investment advisor. For more complete information regarding the amounts of such trades, please see the SAI. Information concerning the brokerage commissions paid by a Fund during its most recent fiscal year is set forth below. The table does not reflect the undisclosed amount of "mark-up" on principal transactions.
VA Growth Fund:
Total shares traded: [1]	8,965,951
Total dollars traded: [1]	$ 197,939,786
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 320,049
Total commissions as a percentage of average net assets:	0.33%
Commissions paid per $1,000 invested:	$ 3.30
1.  Only includes trades in which a commission was paid.
VA International Equity Fund:
Total shares traded: [1]	144,923,239
Total dollars traded: [1]	$ 376,179,168
Average commission per share:	$ 0.00
Commission per share range:	$0.00 - $4.87
Total commissions paid:	$ 441,635
Total commissions as a percentage of average net assets:	0.18%
Commissions paid per $1,000 invested:	$ 1.78
1.  Only includes trades in which a commission was paid.
VA Omega Fund:
Total shares traded: [1]	8,774,141
Total dollars traded: [1]	$ 303,339,090
Average commission per share:	$ 0.02
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 179,209
Total commissions as a percentage of average net assets:	0.15%
Commissions paid per $1,000 invested:	$ 1.51
1.  Only includes trades in which a commission was paid.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Funds' independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in each Fund's annual report, which is available upon request.

VA Growth Fund

Year Ended December 31,
CLASS 1 [1]	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 14.70	$ 13.80	$ 12.12	$ 8.72	$ 11.93
Income from investment operations
Net investment income (loss)	- 0.08	- 0.09 [2]	- 0.09	- 0.08 [2]	- 0.07 [2]
Net realized and unrealized gains or losses on investments	1.70	0.99	1.77	3.48	- 3.14
Total from investment operations	1.62	0.90	1.68	3.40	- 3.21
Distributions to shareholders from
Net realized gains	- 0.72	0	0	0	0
Net asset value, end of period	$ 15.60	$ 14.70	$ 13.80	$ 12.12	$ 8.72
Total return [3]	11.04%	6.52%	13.86%	38.99%	- 26.91%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 75,079	$ 79,250	$ 24,221	$ 19,855	$ 14,095
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.88%	0.92%	0.96%	1.00%	0.97%
Expenses excluding waivers/reimbursements and expense reductions	0.88%	0.92%	0.96%	1.08%	1.15%
Net investment income (loss)	- 0.50%	- 0.64%	- 0.74%	- 0.75%	- 0.69%
Portfolio turnover rate	101%	142%	81%	118%	94%
1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares. 2.  Net investment income (loss) per share is based on average shares outstanding during the period. 3.  Total return does not reflect charges attributable to your insurance company's separate account.

VA International Equity Fund

	Year Ended December 31,
CLASS 1 [1]	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 14.31	$ 12.62	$ 10.71	$ 8.24	$ 9.36
Income from investment operations
Net investment income (loss)	0.37	0.19	0.10	0.07 [2]	0.13
Net realized and unrealized gains or losses on investments	2.90	1.82	1.95	2.50	- 1.11
Total from investment operations	3.27	2.01	2.05	2.57	- 0.98
Distributions to shareholders from
Net investment income	- 0.58	- 0.32	- 0.14	- 0.10	- 0.14
Net realized gains	- 0.82	0	0	0	0
Total distributions to shareholders	- 1.40	- 0.32	- 0.14	- 0.10	- 0.14
Net asset value, end of period	$ 16.18	$ 14.31	$ 12.62	$ 10.71	$ 8.24
Total return [3]	23.16%	16.00%	19.21%	31.32%	- 10.47%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 175,518	$ 140,564	$ 96,614	$ 70,372	$ 22,324
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.68%	0.77%	0.96%	1.07%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	0.68%	0.77%	0.96%	1.12%	1.39%
Net investment income (loss)	2.53%	1.64%	0.98%	0.72%	1.32%
Portfolio turnover rate	74%	61%	65%	132%	76%
1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed as Class 1 shares. 2.  Net investment income (loss) per share is based on average shares outstanding during the period. 3.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Omega Fund

	Year Ended December 31,
CLASS 1 [1]	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 16.79	$ 16.20	$ 15.11	$ 10.79	$ 14.46
Income from investment operations
Net investment income (loss)	0.05	- 0.01	0.03	- 0.02	- 0.01 [2]
Net realized and unrealized gains or losses on investments	0.96	0.63	1.06	4.34	- 3.66
Total from investment operations	1.01	0.62	1.09	4.32	- 3.67
Distributions to shareholders from net investment income	0	- 0.03	0	0	0
Net asset value, end of period	$ 17.80	$ 16.79	$ 16.20	$ 15.11	$ 10.79
Total return [3]	6.02%	3.85%	7.21%	40.04%	- 25.38%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 78,068	$ 94,372	$ 119,438	$ 108,348	$ 75,169
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.70%	0.71%	0.68%	0.72%	0.70%
Expenses excluding waivers/reimbursements and expense reductions	0.70%	0.71%	0.68%	0.72%	0.70%
Net investment income (loss)	0.26%	- 0.09%	0.18%	- 0.20%	- 0.06%
Portfolio turnover rate	126%	124%	169%	180%	184%
1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares. 2.  Net investment income (loss) per share is based on average shares outstanding during the period. 3.  Total return does not reflect charges attributable to your insurance company's separate account.

OTHER FUND PRACTICES

The Funds may invest in futures and options, which are forms of derivatives. A Fund that uses this kind of investment strategy is subject to "Derivatives Risk," which is discussed in the section entitled "Overview of Fund Risks." The Funds may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Borrowing is a form of leverage which is subject to the following risks. Leveraging can exaggerate changes in the Fund's net asset value and performance as well as magnify the risks associated with the underlying securities in which the Fund invests. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing. The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses. The Funds may lend their securities. Lending securities involves the risk that the counterparty fails to return the loaned security or becomes insolvent, and may cause a Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money. Although not a principal investment strategy, VA International Equity Fund may invest in debt securities, including up to 10% of its assets in below investment grade debt securities. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies and are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value. Although not a principal investment strategy, VA International Equity Fund may invest up to 10% of its assets in Real Estate Investment Trusts (REITs) or their foreign equivalents. Risks associated with investments in securities of companies in the real estate industry include the following: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. VA International Equity Fund invests in foreign securities, which may include foreign currency transactions. Forward currency transactions and “proxy hedging” transactions would represent a maximum of 25% of the Fund's assets. A Fund which uses this kind of investment strategy is subject to the risks described below. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares will be affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains at the Fund level and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders. While not a principal investment strategy, VA International Equity Fund may invest in convertible securities. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations. Although not a principal investment strategy, VA Omega Fund may purchase stocks in initial public offerings (IPOs). Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares. While not a principal investment strategy, the VA Omega Fund may invest up to 25% of its assets (however the Fund’s current intention is to invest no more than 15%) in foreign securities. A Fund which uses this kind of investment strategy is subject to "Foreign Investment Risk" discussed in the section entitled "Overview of Fund Risks". Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goal and, if employed, could result in a lower return and loss of market opportunity. The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section of this prospectus. Please consult the SAI for more information regarding these and other investment practices used by the Funds, including related risks.

Short-Term Trading

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders. To limit the negative effects of short-term trading on the Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:
  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).
While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors. There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI in the section entitled "Policy for Dissemination of Portfolio Holdings."

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit EvergreenInvestments.com or call 1.800.847.5397 to speak to an Evergreen service representative.

INDEX DESCRIPTIONS

Index	Description	Funds
Russell 2000® Growth Index (Russell 2000 Growth)	The Russell 2000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.	VA Growth Fund
Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free)	MSCI EAFE Free is an unmanaged broad market capitalization-weighted performance benchmark for developed market equity securities listed in Europe, Australasia and the Far East.	VA International Equity Fund
Russell 1000® Growth Index (Russell 1000 Growth)	The Russell 1000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.	VA Omega Fund

Shareholder Services

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Write us a letter
  Evergreen Investments
  P.O. Box 8400
  Boston, MA 02266-8400

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  Evergreen Investments
  30 Dan Road
  Canton, MA 02021-2809

For More Information About the Evergreen Variable Annuity Funds, Ask for:

  Each Fund's most recent Annual or Semiannual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date. The Annual Report also contains commentary from the Fund’s portfolio managers regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.
  The Statement of Additional Information (SAI), which contains more detailed information about the Funds and their policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.
For questions or other information, or to request a copy, without charge, of any of the documents, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. The Funds' SAI and their most recent Annual and Semi-annual Reports are not available at EvergreenInvestments.com because Fund shares are only available through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Information about the Funds (including their SAIs) is also available, without charge, on the SEC's Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.
  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,
  200 Berkeley Street, Boston, MA 02116-5034.
  Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2007. VA Skandia National RV6 (5/07)

  SEC File No.: 811-08716
  Evergreen Investments
  200 Berkeley Street
  Boston, MA 02116-5034